EXHIBIT 23b

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 1997 included in the Annual Report on Form 10-K of Shared Technologies Cellular, Inc. (the "Company") for the year ended December 31, 1996.


                                        /s/ ROTHSTEIN, KASS & COMPANY, P.C.
                                        -----------------------------------
                                        ROTHSTEIN, KASS & COMPANY, P.C.

Roseland, New Jersey
September 18, 1997